ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT (“Agreement”) is made and entered into as of February 17, 2025 (“Effective Date”) by and between HST Global Inc. having a principal place of business at 509 Old Great Neck Road, Suite 105 Virginia Beach, Virginia 23454 (“Buyer”) and Michael P. Fortkort, residing at 11616 Air View Lane, Great Falls, Virginia 22066 (“Fortkort”) and R. Paul McGough, residing at 11608 Lakeway Drive, Manassas, Virginia 20112-4541 (“McGough”) (collectively, Fortkort and McGough are “Seller”) regarding Qwyit LLC (“Company”), a limited liability company organized under the laws of the Commonwealth of Virginia , with principal offices at 11616 Air View Lane, Great Falls, Virginia 22066 .

RECITALS

WHEREAS, Buyer desires to acquire 100 percent of the membership interests in Qwyit LLC;

WHEREAS, Seller desires to sell 100 percent of the membership interests in the Company and transfer it and its unencumbered assets to Buyer upon the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the parties agree as follows:

1.Sale and Transfer of Assets

Seller hereby agrees to sell, transfer, and deliver to Buyer, and Buyer hereby agrees to purchase from Seller, all right, title, and interest in and to the Company which includes and is not limited to the following assets (“Assets”):

1.1Intellectual Property:

•All patents listed in the attached Exhibit A (including but not limited to U.S. Patent Nos. 11,711,364, 11,711,365, 10,924,278, and others).

•All patent applications listed in Exhibit A.

•All trademarks listed in Exhibit A, including U.S. Trademark Nos. 4,618,852 and 4,618,824.

1.2Products:

•QFone – Secure Video Calls application as available for download on the Google Play Store.

•OpenVPN with embedded Qwyit encryption.

1.3Software and Prototypes:

•All reference toolkits, including those in C/C++, Java, Verilog/VHDL.

•Hardware prototypes, including video encryption demo code.

1.4Marketing and Documentation:

•All white papers, guides, and sales materials.

•The website www.qwyit.com.

1.5Other Assets:

•QTalk, QStore, QCard, QCash technologies and related guides/white papers.

1.6Liabilities:

Buyer assumes no liabilities of Seller, known or unknown. Seller warrants that all liabilities have been discharged or will be discharged prior to closing.

2.Purchase Price

2.1Stock Issuance:

The purchase price shall consist of 10,000,000 shares of HST Global Inc. common stock (“HSTC Shares”) issued to Seller, which HSTC Shares shall be tradable within 6 months from closing or as early as allowed by federal regulations or laws, whichever is earliest.

2.2Stock Option:

At closing, Seller shall be granted the option to purchase an additional 5,000,000 shares of HSTC at a price equal to the greater of the closing price of HSTC shares on the closing date or $0.73 per share for a term as long as allowed by federal security regulations.

2.3Consulting Services:

In consideration for 400 hours of consulting services over 18 months provided by Seller’s principals, Seller shall be granted the additional option to purchase another 5,000,000 shares of HSTC at the greater of $0.73 per share or the closing price on the Effective Date for a term as long as allowed by federal securities regulations.

3.Closing Conditions

The closing of the transaction (“Closing”) shall occur on or before March 12, 2025, subject to the satisfaction of the following conditions:

3.1Deliverables by Seller:

•A fully functional QFone application.

•Transfer of all assets as detailed in Section 1.

•Balance Sheet showing Seller has no outstanding liabilities.

3.2Deliverables by Buyer:

•Issuance of the 10,000,000 HSTC shares to Seller.

•Execution of stock option agreements as detailed in Section 2.2 and 2.3.

4.Representations and Warranties

4.1By Seller:

•Seller owns all assets free and clear of liens and encumbrances.

•Seller has full authority to sell the assets.

•Except as listed in Exhibit A, to Seller’s knowledge, all intellectual property is valid, enforceable, and does not infringe on third-party rights.

•Seller has no liabilities or outstanding claims.

4.2By Buyer:

•Buyer has the corporate authority to issue the HSTC shares and enter this Agreement.

•Buyer’s shares are duly authorized and validly issued.

5.Consulting Agreement

Seller’s principals, McGough and Fortkort, agree to provide up to 400 hours of consulting services over 18 months, starting from the Closing Date, to assist Buyer in integrating and advancing the acquired technologies. These services will qualify Seller for the additional stock option detailed in Section 2.3.

6.Confidentiality and Non-Competition

6.1Confidentiality:

Seller agrees to maintain confidentiality regarding Buyer’s proprietary information and operations.

6.2Non-Competition:

For a period of five (5) years following the Closing or Seller’s execution of the Stock Options granted herein (or their expiration), whichever is longer, Seller’s principals agree not to compete directly with Buyer in the field of lightweight cryptographic solutions.

7.Miscellaneous

7.1Governing Law:

This Agreement shall be governed by the laws of the Commonwealth of Virginia.

7.2Entire Agreement:

This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements or understandings.

7.3Amendments:

This Agreement may only be amended in writing, signed by both parties.

8.3 Shareholder Approval:

The transaction described herein has been duly reviewed and approved by the majority of the shareholders of HST Global, Inc., in accordance with the company's governing documents and applicable laws.

-------------------------------------------Signature Page Follows--------------------------------------------

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BUYER – HST Global, Inc.

By: /s/ Michael L. Field  2/16/2025/s/ Jason A. Murphy 2/19/2025

Name: Michael L. FieldName: Jason A. Murphy

Title: President and CFOTitle: Vice President and CEO

SELLER and SHAREHOLDER of HST Global, Inc.

By: /s/ Michael P. Fortkort 2/16/2025

Name: Michael P. Fortkort

SELLER

By: /s/ R. Paul McGough 2/16/2025 Name: R. Paul McGough

Qwyit LLC

By: /s/ Michael P. Fortkort 2/16/2025

Name: Michael P. Fortkort Title: Managing Member

SHAREHOLDER of HST Global, Inc. – HP Auto Fund LLC

By: /s/ Michael L. Field 2/16/2025
Name: Michael L. Field

SHAREHOLDER of HST Global, Inc. – HST Global Holdings LLC

By: /s/ Jason A. Murphy 2/19/2025

Name: Jason A. Murphy

EXHIBIT A - LIST OF ASSETS

A.Patents and Patent Applications (as detailed in Section 1.1 of the Qwyit Assets).

1.U.S. Patent No. 6,002,769 A Method and System for Performing Electronic Messaging (expired)

2.U.S. Patent No. 6,058,189 A Method And System For Performing Secure Electronic Monetary Transactions (expired)

3.U.S. Patent No. 6,445,797 B1 Method And System For Performing Secure Electronic Digital Streaming (expired)

4.U.S. Patent No. 7,899,185 B2 Real Privacy Management Authentication System

5.U.S. Patent No. 8,144,874 B2 Method For Obtaining Key For Use In Secure Communications Over A Network And Apparatus For Providing Same (expired for failure to pay last maintenance fee March 27, 2024)

6.U.S. Patent No. 8,144,875 B2 Method And System For Establishing Real-time Authenticated And Secured Communications Channels In A Public Network (expired for failure to pay last maintenance fee March 27, 2024)

7.U.S. Patent No. 8,649,520 B2 Method And System For Establishing Real-time Trust In A Public Network

8.U.S. Patent No. 9,374,347 B2 Method And System For Authentication Over A Public Network Using Multiple Out-of-band Communications Channels To Send Keys

9.U.S. Patent No. 10,498,714 B2 Method And System For Authentication Over A Public Network Using Multiple Out-of Band Communications Channels To Send Keys

10.U.S. Patent No. 10,924,278 B2 Method And Apparatus For Authentication And Encryption Service Employing Unbreakable Encryption

11.U.S. Patent No. 11,711,364 B2 Fast Unbreakable Cipher

12.U.S. Patent No. 11,711,365 B2 Integrated Circuit Performing Fast Unbreakable Cipher

13.U.S. Patent No. 11,848,928 B2 Participant-managed, Independent-trust Authentication Service For Secure Messaging

14.U.S. Patent No. 11,973,754 B2 Fast Unbreakable Cipher

15.U.S. Patent No. 12,192,356 B2 Method and Apparatus For Authentication and Encryption Service Employing Unbreakable Encryption

16.U.S. Patent Application No. 16/295/560 Method and Apparatus For Credit Transaction Employing Unbreakable Encryption (Pending)

B.Trademarks (as detailed in Section 1.1).

1.U.S. Trademark Registration No. 4,618,824 for the trademark “QWYIT”;

2.U.S. Trademark Registration No. 4,618,852 for the logo “Q” .